UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1. Reports to Stockholders.

Annual Report

Grubb & Ellis AGA Realty Income Fund
Grubb & Ellis AGA U.S. Realty Fund
Grubb & Ellis AGA International Realty Fund

May 31, 2011

Investment Adviser

Grubb & Ellis Alesco Global Advisors, LLC
400 El Camino Real
Suite 1250
San Mateo, California 94402

Phone: 877-40-GRUBB (877-404-7822)

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	11

INVESTMENT HIGHLIGHTS	13

SCHEDULES OF INVESTMENTS	22

STATEMENTS OF ASSETS AND LIABILITIES	28

STATEMENTS OF OPERATIONS	29

STATEMENTS OF CHANGES IN NET ASSETS	30

FINANCIAL HIGHLIGHTS	33

NOTES TO FINANCIAL STATEMENTS	36

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	47

NOTICE OF PRIVACY POLICY & PRACTICES	48

ADDITIONAL INFORMATION	49

Dear Shareholders:

Grubb & Ellis AGA Realty Income Fund – GBEIX

Performance Review
For the year ended May 31, 2011 the GBEIX posted a total return of 23.27% (without sales charge). Over the same time period, the Dow Jones Select Real Estate Securities Index posted a total return of 32.33%, the Wells Fargo Hybrid and Preferred Securities REIT Index delivered a total return of 20.02%, and the S&P 500 Index posted a total return of 25.95%.

The GBEIX paid total dividends of $1.81 per share over the twelve month period, which consisted of $0.64 per share in regular income distributions, $0.88 per share in short term capital gains distributions, and $0.29 per share in long term capital gains distributions. During the twelve month period, the amount of the quarterly income distribution increased at an annualized rate of 8.8%.

Assuming dividends were reinvested, the annual total return of 23.27% consisted of 11.6% of returns on capital gains distributions, 6.5% of returns on income distributions, and 5.2% of returns on capital appreciation. Assuming dividends were not reinvested, the annual total return of 22.0% consisted of 10.9% of returns on capital gains distributions, 5.9% of returns on income distributions, and 5.2% of returns on capital appreciation.

Fund Positioning and Market Outlook
As we comment in our letter to shareholders of the Grubb & Ellis AGA U.S. Realty Fund (see page 5), real estate securities prices have risen sharply. After falling 75% from its peak on February 7, 2007, the Dow Jones Select Real Estate Securities Index had risen 237% through May 31, 2011. The sharp rise in real estate securities prices has coincided with a sharp rise in unlevered values for commercial real estate assets. Green Street Advisors estimates that commercial real estate values are up 46% from their bottom and only 10% below their peak. We are in general agreement with their analysis.

In addition to the equity that has been created through asset appreciation, many real estate companies have aggressively reduced debt through secondary common share offerings. From year end 2008 through May 31, 2011, Real Estate Investment Trusts (REITs) have raised more than $61 billion of equity, not including over $6 billion in Initial Public Offerings over the same timeframe. This amounts to over 1.6x the total secondary equity that was issued by REITs over the prior three year period that ended in December 2008.

We feel that the extra insulation that senior real estate securities (preferred equities, corporate bonds, secured debt, etc.) have received from the combination of asset appreciation and equity issuance means that they are generally appear to have a safe position in the capital structure at this point. We estimate that the average debt (including preferred equities) to gross asset value ratio for REITs currently stands at roughly 40%.

Meanwhile, risk premiums for fixed income securities have declined dramatically over the last year. The average yield for investment grade bonds has declined 87 basis points (bps) over the 12 months ended May 31, 2011 to 4.24%, according to the Barclays Capital U.S. Credit Baa Bond Index. Intermediate duration Treasury yields have been stable over the same period, indicating a meaningful narrowing of credit spreads. The average BBB-rated REIT bond yield was only 194 bps over the 10-Year Treasury yield as of May 31, 2011, in comparison to 257 basis points historically. The drop in REIT preferred yields has been even more dramatic. After averaging nearly 20.00% during March 2009, as of May 31, 2011 the average REIT preferred yield was just above 7.00% and the average price to par was 99.8%.

What we have tried to convey in the last paragraphs of this letter is our opinion that the market for senior real estate securities is very efficient: principal values are close to par and spreads are consistent with their long-term averages. We are principally buying these securities near par and purely for their yields as opposed to 2008 and 2009 when many traded at steep discounts to their face values. This means that we expect the majority of near-term capital appreciation in the GBEIX to come from the opportunistic purchase of common real estate securities.

On the positive side, we believe that dividends on REIT common equities have growth potential, and should outpace expected inflation. After cutting dividends to their minimum to preserve capital during the crisis, all but a few REITs have reinstated common dividends. After several quarters of positive earnings growth, many other REITs have instituted meaningful dividend increases. Still, as of May 31, 2011 the average dividend payout ratio for REITs was at 69% versus 73% historically.

At May 31, 2011, the GBEIX was 57% invested in preferred equities and 41% invested in common equities, holding the remainder of net assets in cash. By comparison, one year ago the Fund was 60% invested in preferred equities and 35% invested in common equities. So the investment mix between preferred and common equities has not changed significantly. The Fund continues to be relatively concentrated. It currently holds 26 securities issued by 23 different companies.

Barring unanticipated events, we expect the composition of the Fund to remain relatively consistent near term. In a tight market such as this, we are committed to patience and caution. Our primary goal remains to deliver current income to our shareholders. We also hope to provide them with long-term capital appreciation through opportunistic value investing.

Grubb & Ellis AGA U.S. Realty Fund – GBEUX

Performance Review
For the year ended May 31, 2011 the GBEUX posted a total return of 33.01% (without sales charge) compared to the Dow Jones Select Real Estate Securities Index total return of 32.33%. The S&P 500 Index produced a total return of 25.95% over the same time frame, indicating that U.S. real estate securities generally outperformed broader U.S. equities.

As has been the case historically, performance of the various property types that U.S. real estate companies own varied greatly in the twelve months ended May 31, 2011. According to property-specific, market capitalization-weighted Bloomberg indices, regional mall owners produced the highest total returns (44.1%), followed by industrial warehouse owners (42.2%), and apartment owners (41.6%). Total returns for owners of health care facilities (26.9%), hotels (25.2%), and diversified portfolios (22.1%) trailed the index by the widest margins.

Attribution
In terms of total returns, for the twelve month period ending May 31, 2011, the GBEUX outperformed the Dow Jones Select Real Estate Securities Index by 0.8%. Stock selection contributed 2.4% of positive performance relative to the index. Stock selection was particularly strong within the mall (2.5%), industrial (1.5%), and hotel (1.4%) property types. Selection in the self storage, manufactured home, and local retail segments also contributed to the Fund’s outperformance. On the negative side, stock selection in the health care sector detracted 3.0% from relative performance.

Allocation to the different property types relative to their weighting in the index detracted 1.3% from relative performance, primarily due to an overweight allocation hotel owners. The multiplicative interaction of property type allocation and stock selection contributed 1.7% of positive relative performance. Management fees detracted 2.0% from relative performance.

With regard to individual securities, First Industrial Realty Trust contributed 2.8% of excess returns over the benchmark index, followed by Ashford Hospitality Trust (1.2% of positive relative performance), and Glimcher Realty Trust (1.0% of positive relative performance). There were thirteen other individual securities that contributed more than 0.3% of positive returns over the benchmark. Cogdell Spencer (1.3% of negative relative performance), Forestar Group (1.2% of negative relative performance), and DuPont Fabros Technology (0.7% of negative relative performance) were the individual securities that detracted most.

Fund Positioning and Market Outlook
After falling 75% from its peak on February 7, 2007, the Dow Jones Select Real Estate Securities Index has risen 237% through May 31, 2011 and is now only 20.4% below its all-time high. Generally, the property types that experienced the sharpest corrections have posted the strongest rebounds. After losing nearly 90% of their market capitalization, publicly-traded hotel and regional mall companies have risen 460% and 369%, respectively, in the same time period.

The sharp rise in real estate securities prices has coincided with a strong increase in the unlevered value of commercial real estate assets. The degree to which one believes that values have recovered depends upon the methodology they subscribe to. Green Street Advisors estimates that unleveraged commercial real estate prices have risen 46% from their trough and are only 10% from their peak levels. Other researchers, such CoStar Group, are far less optimistic and estimate that prices are still roughly 30% from their peak. Based on the transactions we have seen U.S. Real Estate Investment Trusts (REITs) engage in, we believe that Green Street Advisors is much closer to reality.

We believe the principal factors that have driven commercial real estate prices so dramatically from their lows are: (1) the re-emergence of commercial real estate lending to high quality sponsors, (2) low interest rates, and (3) an early stage recovery in rental income. Numerous indicators demonstrate the reborn eagerness of lenders to allocate to commercial real estate, including: the removal of LIBOR (London Inter Bank Offered Rate) floors on credit facilities, regular lending on an unsecured basis, a significant (at least in percentage terms) rebound in commercial mortgage-backed securities activity, and a vibrant market for new publicly-traded REIT bonds issues. Thankfully, lenders are still considerably more discriminate about sponsorship and collateral than they were before the financial crisis. For those high quality sponsors that can qualify for lending, debt is very inexpensive. The weighted average interest rate on a medium-term BBB-rated bond is currently 5.1% and recent, higher-rated issues have been priced with coupons below 5.0%. Capitalization rates on real estate have plummeted along with debt yields, driving prices higher.

An early stage recovery in rental income has also spurred commercial asset prices. The commercial real estate market could easily be described as one of limited demand but of even more limited supply. While occupancy levels have found a bottom for all property types, only apartment owners and high barrier hoteliers have significant pricing power over their tenants. Thus, property cash flows are growing at an annual rate that barely exceeds inflation. Supply growth, on the other hand, may not even be keeping pace with obsolescence. A blended average of the major property types indicates that new development will add less than 1% to existing inventory for the next two to three years.

Given only modest rental income growth, medium term interest rates that are hovering just above zero on a real basis, and numerous valuation metrics at a premium to their historical averages, we believe that returns for U.S. real estate securities should moderate in the coming year. We expect REIT dividends to approximate their historical average of accounting for roughly 60% of total returns. The standard deviation of returns among individual index constituents is also likely to moderate as the number of financially distressed companies has diminished to only a few.

We believe that hotel companies currently offer the most compelling combination of cash flow growth, value, and potential appreciation. The GBEUX has a significant overweight allocation to the segment. Even within the muddled U.S. economic picture, we believe that high barrier hotels could see their top lines grow for the next three to four years. The recent downturn in lodging, which was statistically the worst on record, motivated cost and operational efficiencies that we believe will boost margins above those in previous recoveries. Finally, we believe (and have already seen) publicly-traded hotel companies use their superior balance sheets to take growing market share of quality hotels from private owners.

Other property types in which the fund has significant overweight allocations (relevant to the Dow Jones Select Real Estate Securities Index) include: apartments, self storage, and industrial warehouses. National apartment occupancy is at an all-time high and rents on new leases are increasing over 5% in most markets and over 10% in high-barrier coastal locations. As the homeownership rate continues to normalize, and assuming supply remains muted, we believe such rent increases could be sustainable. Self-storage revenue growth trails only that of hotels and apartments. This segment stands out as one where, on the whole, publicly-traded companies operate at a much more efficient and profitable level than private companies. As the peak summer leasing season gets under way, self storage REITs enjoy high occupancy levels and are forcing healthy rent increases on tenants.

Property types that the Fund is significantly underweight (relevant to the Dow Jones Select Real Estate Securities Index) include office and health care. Both of these segments underperformed over the past year. Private market values for high barrier office assets have rebounded sharply even though positive rent growth hasn’t materialized. In New York, Green Street Advisors estimates that private market values are only 18% below what we believe were exorbitant peak values. At this point, we feel that too much future growth is priced into the publicly-traded office companies and that their outlook is too dependent upon the shaky job market. We are avoiding health care because we feel valuations are fair and because most health care leases don’t allow landlords to participate fully in recoveries. We also believe that uncertainty regarding Medicare and Medicaid reimbursements will be headwinds for the health care group.

We believe the Fund is currently well-positioned. The structural characteristics of our fund remain intact. We have significant concentrations in our highest conviction ideas and continue to take a long-term view towards all of our investment decisions.

Grubb & Ellis AGA International Realty Fund – GBEWX

Performance Review
For the year ended May 31, 2011, the GBEWX posted a total return of 29.13% (without sales load) compared to S&P Developed Ex-US Property Index total return of 37.21%. Over the same timeframe, the MSCI All Country World Ex-US Index posted a total return of 31.31%, indicating that on a global basis, international real estate equities outperformed the broader equities.

From a regional perspective, as indicated by S&P BMI Property Price Indices, European real estate equities were the strongest performers internationally, advancing 51.3% between June 1, 2010 and May 31, 2011. Real estate equities in the United Kingdom were also healthy outperformers with a 43.1% increase. The third best performing region was Canada, gaining 34.8%. The weakest regions for international real estate equities, as indicated by their respective indices, were Brazil (19.2% increase), China (21.0% increase), and Japan (22.3% increase).

Attribution
In terms of total returns, the S&P Developed Ex-US Property Index outperformed the GBEWX by 6.98% between June 1, 2010 and May 31, 2011.

Currency was the biggest detractor to relative performance. The GBEWX owns all securities in their listed currencies. Advances in currencies the fund was underweight relative to advances in currencies the fund was overweight detracted roughly 2.5% from the fund’s relative performance. Underexposure to the Australian Dollar (up 28.4% against the U.S. dollar), the Euro (up 17.7% against the U.S. dollar), and the British Pound (up 12.3% against the U.S. dollar) were the largest detractors from relative performance. The Brazilian Real (up 16.9% against the dollar) was the strongest currency the GBEWX had excess exposure to.

Management fees detracted 2.0% from relative performance. Stock selection resulted in 0.3% of negative performance relative to the benchmark. The remaining difference was attributable to the Fund’s regional allocations, and to the interaction among currencies, regional allocations, and stock selection.

Regionally, the Fund’s holdings in Japan were the biggest contributors to excess returns over the benchmark, with 3.3% of positive attribution. Holdings in Latin America contributed 1.9% of excess returns, and an underweight position in Australia combined with strong stock selection in the region contributed 1.3% of excess returns. The Fund’s significant underweight position in the Eurozone, combined with the region’s strong price performance, resulted in a loss of 3.1% in returns relative to the benchmark. China was the second largest detractor to relative returns at 1.8%, and an underweight position in the United Kingdom was the third largest detractor at 1.2%.

With regard to individual securities, the strongest contributors to excess returns were Hang Lung Properties (2.3%), Japan Hotel and Resorts (1.8%), Aliansce Shopping Centers (1.4%), and Charter Hall Retail REIT (1.1%). The securities which hurt the Fund’s relative performance most were Cheung Kong Holdings (2.3%), Renhe (1.5%), and ProLogis European Properties (1.4%).

Fund Positioning and Market Outlook
Globally, there is no question that the commercial real estate market is in full recovery. Investment volumes are up over 40% year-over-year and prices for assets in major cities are up 22% annually, according to Jones Lang LaSalle (for the 12 months ended May 31, 2011). Rental rate increases for prime office space in Hong Kong, Singapore, Shanghai, and Sao Paulo currently exceed 30% and exceed 20% for numerous other international hubs (for the 12 months ended May 31, 2011). Capital values in these same markets are up over 50% as of May 31, 2011 from their lows.

The GBEWX currently has significant regional overweight positions (relative to the benchmark index) in Brazil, China, and Japan. The first two of these positions are strategic while the latter is more tactical and opportunistic. The fund’s most significant regional underweight positions are in the Eurozone and the United Kingdom.

Brazil is among the fastest growing economies in the G20. Thanks to the highest real interest rates in the world, its currency also advanced more against the U.S. dollar than any other in Latin America. Unemployment is near an all-time low and wages are rising well ahead of inflation. The economy is supporting very healthy real estate fundamentals. Homebuilder gross margins exceed 30% and asset turns are high, driving Return on Equity (ROE) to regularly exceed 20%. In terms of commercial real estate, Brazil is statistically the most under-retailed country in the world. Meanwhile, its middle (or “B”) class population has grown by 50% since 2005. As a result, same-store sales levels in malls grew at an average rate of roughly 12% year-over-year during the most recent quarter.

In spite of a strong economy and real estate fundamentals, Brazilian real estate securities were the worst performers internationally this past year. We attribute this to concerns around inflation and monetary tightening that Brazil is undergoing. The combination of rapidly growing cash flows and weak stock performance has resulted in what we believe are very attractive valuations for real estate companies, particularly those with a focus in Sao Paulo and Rio de Janeiro. We believe that inflation should slow and that the upward monetary cycle is nearing an end. A drop in central bank and other interest rates should be a strong catalyst for real estate prices.

China, like Brazil, has been an underperforming region for real estate securities. This underperformance has been in spite of strong economic growth and significant appreciation of private market real estate assets. Headlines, monetary tightening, and concerns over the sustainability of China’s growth have been major headwinds to equities. There have also been concerns over the numerous measures that the Chinese government has taken to cool residential real estate prices. These measures include significant taxes on the sale of second homes, increased reserve ratios for banks, higher interest rates, and more significant down payments.

It is important to recognize that all of the Chinese government’s measures are aimed at slowing (not dramatically reducing) residential, not commercial, real estate prices. Our exposure to China is entirely commercial, primarily retail with some office exposure. Additionally, the companies we are invested in have significant concentrations in Beijing and Shanghai, rather than second and third tier cities that we believe are more speculative.

For most of the GBEWX’s history, the Fund has been underweight Japan based on the country’s meager economic growth and what we perceived as rich valuations. However, during the equity market correction following the tsunami, we saw an opportunity to invest in large cap, well capitalized, and reputably-managed companies with primary exposure to infill development in Tokyo. There is ample evidence that real estate values have remained firm and we believe that as the country regains its footing following the natural disaster, these companies should once again trade in-line with their underlying real estate value.

Thematically, our underweight positions in the Eurozone and the United Kingdom are consistent. Both regions are experiencing very modest economic growth that is driving minimal growth of real estate cash flows. Still, capital values and the prices of real estate securities in these regions have been very robust over the past year due to significant decreases in interest rates and an abundance of debt capital available to real estate investors. Now that interest rates in the both regions are negative on a real basis, we see little room for price appreciation without a recovery in underlying property-level cash flows. In our view, interest rates in the Eurozone and United Kingdom are poised to rise long-term while we see real estate fundamentals remaining relatively stagnant. We expect these factors to stall if not decrease commercial real estate values. We also believe that the Euro is one of the world’s more susceptible currencies, given the fiscal hardships of Greece and other European Union countries. We thus currently anticipate remaining significantly underweight both regions absent a significant correction in real estate equity prices.

While the past year was a difficult one in terms of relative performance, we believe it is particularly important to have long-term perspective when investing internationally. Ultimately, we believe that investing in economies with normalized interest rates that can support healthy cash flow growth will prove to be a superior strategy to investing in slower-growing economies with interventionist, artificially low interest rates.

Sincerely,

Grubb & Ellis AGA Investment Team

Jay Leupp	David Ronco

Past performance is not a guarantee of future results.

Opinions expressed are those of Grubb & Ellis and are subject to change, are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk, including the potential loss of principal.  Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Dow Jones Select Real Estate Securities Index (formerly Dow Jones Wilshire RESI) is a measure of the performance of publicly traded real estate securities with readily available prices.

S&P Developed Ex-US Property Index (USD) is an unmanaged index constructed to include all developed market property companies with an available market capitalization of at least US $100 million and derive more than 60 percent of their revenue from property-related activities.

The Wells Fargo Hybrid & Preferred Securities Equity REIT Index is focused specifically on the REIT market excluding the more volatile Mortgage component. The WHPSER Index is comprised exclusively of REIT Preferreds. Securities are qualified if and only if they comply with the prerequisites set forth by Wells Fargo Securities. All WHPSER are capitalization weighted and rule based indices.

The MSCI All Country World Ex-US Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-US includes both developed and emerging markets.

Barclays Capital U.S. Credit Baa Index is a measure of corporate and noncorporate fixed-income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s) and have at least 10 years to final maturity.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The S&P Developed (ex. U.S.) Property Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property related activities.

Return on Equity is a measure of a corporation’s profitability. It represents the average return on equity of the securities in the portfolio, not the actual return on equity on the portfolio.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

Debt to gross asset ratio is commonly used in the real estate industry as a measure of leverage. It is the long-term debt of a Company as a percentage of total assets plus accumulated depreciation.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Fund holdings as well as country and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a full listing of fund holdings.

It is not possible to invest directly in an index.

The Grubb & Ellis AGA Mutual Funds are distributed by Quasar Distributors, LLC.

GRUBB & ELLIS AGA FUNDS
Expense Example
(Unaudited)

As a shareholder of the Grubb & Ellis AGA Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/10 - 5/31/11).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You will pay an initial sales charge of up to 5.00% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within ninety days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GRUBB & ELLIS AGA FUNDS
Expense Example (Continued)

	Grubb & Ellis AGA Realty Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/10	5/31/11	12/1/10 – 5/31/11*
Actual	$1,000.00	$1,076.40	$7.66
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Grubb & Ellis AGA U.S. Realty Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/10	5/31/11	12/1/10 – 5/31/11*
Actual	$1,000.00	$1,178.40	$10.32
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.46	$9.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Grubb & Ellis AGA International Realty Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/10	5/31/11	12/1/10 – 5/31/11*
Actual	$1,000.00	$1,105.50	$10.24
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.21	$9.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

GRUBB & ELLIS AGA REALTY INCOME FUND
Investment Highlights

The primary investment objective of the Fund is current income through investment in real estate securities. Long-term capital appreciation is a secondary investment objective of the Fund. The Fund’s allocation of portfolio holdings as of May 31, 2011 is shown below.

Components of Portfolio Holdings
% of Investments

Continued

GRUBB & ELLIS AGA REALTY INCOME FUND
Investment Highlights (Continued)

Total Returns as of May 31, 2011(1)

		Annualized
	One	Since Inception
	Year	(7/30/08)
Grubb & Ellis AGA Realty Income Fund
Total returns with sales charge	17.08%	13.88%
Total returns without sales charge	23.27%	15.97%
Dow Jones Select Real Estate Securities Index	32.33%	4.54%
Merrill Lynch Fixed Rate Preferred Index	16.79%	4.55%
S&P 500 Index	25.95%	3.98%

(1)
The Fund implemented a sales charge effective March 31, 2009. With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.00%. Returns without sales charge do not reflect the current maximum sales charge. Had the sales charge been included, the returns would have been lower. Since inception returns with sales charge are calculated based on the maximum sales charge paid at inception of the Fund on July 30, 2008.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-40-GRUBB (877-404-7822). The Fund imposes a 1.00% redemption fee on shares held less than ninety days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

Continued

GRUBB & ELLIS AGA REALTY INCOME FUND
Investment Highlights (Continued)

The Dow Jones Select Real Estate Securities Index (formerly the Dow Jones Wilshire Real Estate Securities Index) measures the performance of publicly traded real estate securities.

The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index that includes perpetual preferred issues.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

GRUBB & ELLIS AGA U.S. REALTY FUND
Investment Highlights

The primary investment objective of the Fund is total return through long term capital appreciation.  The secondary investment objective is current income, including interest and dividends from portfolio securities.  The Fund’s allocation of portfolio holdings as of May 31, 2011 is shown below.

Components of Portfolio Holdings
% of Investments

Continued

GRUBB & ELLIS AGA U.S. REALTY FUND
Investment Highlights (Continued)

Total Returns as of May 31, 2011(1)

		Annualized
	One	Since Inception
	Year	(12/31/08)
Grubb & Ellis AGA U.S. Realty Fund
Total returns with sales charge	26.33%	41.53%
Total returns without sales charge	33.01%	44.59%
Dow Jones Select Real Estate Securities Index	32.33%	30.53%
S&P 500 Index	25.95%	20.52%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.00%. Returns without sales charge do not reflect the current maximum sales charge. Had the sales charge been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-40-GRUBB (877-404-7822). The Fund imposes a 1.00% redemption fee on shares held less than ninety days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

Continued

GRUBB & ELLIS AGA U.S. REALTY FUND
Investment Highlights (Continued)

The Dow Jones Select Real Estate Securities Index (formerly the Dow Jones Wilshire Real Estate Securities Index) measures the performance of publicly traded real estate securities.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND
Investment Highlights

The primary investment objective of the Fund is total return through long term capital appreciation.  The secondary investment objective is current income, including interest and dividends from portfolio securities.  The Fund’s geographic allocation of portfolio holdings as of May 31, 2011 is shown below.

Region of Origin
% of Investments

Continued

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND
Investment Highlights (Continued)

Total Returns as of May 31, 2011(1)

		Annualized
	One	Since Inception
	Year	(12/31/08)
Grubb & Ellis AGA International Realty Fund
Total returns with sales charge	22.64%	35.16%
Total returns without sales charge	29.13%	38.08%
S&P Developed BMI Property (ex U.S.) Index	37.21%	26.74%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.00%. Returns without sales charge do not reflect the current maximum sales charge. Had the sales charge been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-40-GRUBB (877-404-7822). The Fund imposes a 1.00% redemption fee on shares held less than ninety days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

Continued

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND
Investment Highlights (Continued)

S&P Developed BMI Property (ex U.S.) Index is an unmanaged index constructed to include all developed market property companies with an available market capitalization of at least $100 million and that derive more than 60% of their revenue from property-related activities.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

GRUBB & ELLIS AGA REALTY INCOME FUND

Schedule of Investments

May 31, 2011

	Shares	Value
PREFERRED STOCKS 55.72%
Real Estate 55.72%
Ashford Hospitality Trust, Inc. Series A, 8.550%	29,545	$738,624
Ashford Hospitality Trust, Inc. Series D, 8.450%	27,410	684,428
CapLease, Inc. Series A, 8.125%	14,200	355,000
CBL & Associates Properties, Inc. Series D, 7.375%	23,430	583,876
Cedar Shopping Centers, Inc. Series A, 8.875%	28,430	709,613
Cogdell Spencer, Inc. Series A, 8.850%	15,000	375,450
Cousins Properties, Inc. Series A, 7.750%	20,942	522,503
Developers Diversified Realty Corp. Series H, 7.375%	27,120	684,780
Entertainment Properties Trust Series B, 7.750%	18,200	456,092
First Industrial Realty Trust, Inc. Series J, 7.250%	31,800	764,790
Glimcher Realty Trust Series F, 8.750%	29,760	763,344
Glimcher Realty Trust Series G, 8.125%	11,160	277,103
Hersha Hospitality Trust Series A, 8.000%	22,200	555,000
Hudson Pacific Properties, Inc. Series B, 8.375%	1,655	42,153
Lexington Realty Trust Series D, 7.550%	26,700	656,286
Sunstone Hotel Investors, Inc. Series A, 8.000%	26,695	650,290
TOTAL PREFERRED STOCKS (Cost $7,792,865)		8,819,332

REAL ESTATE INVESTMENT TRUSTS 41.33%
Agree Realty Corp.	32,900	748,474
Cogdell Spencer, Inc.	141,660	849,960
Colony Financial, Inc.	40,800	752,760
CommonWealth REIT	23,690	618,309
Dynex Capital, Inc.	76,100	754,912
Hospitality Properties Trust	23,650	583,682
Mack-Cali Realty Corp.	4,500	159,120
Medical Properties Trust, Inc.	54,400	672,384
Starwood Property Trust, Inc.	32,590	708,507
Sun Communities, Inc.	17,420	694,013
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,778,323)		6,542,121

	Principal
	Amount
SHORT-TERM INVESTMENTS 3.27%
Money Market Fund 3.27%
Fidelity Institutional Money Market Portfolio	$518,321	518,321
TOTAL SHORT-TERM INVESTMENTS (Cost $518,321)		518,321

Total Investments (Cost $14,089,509) 100.32%		15,879,774
Liabilities in Excess of Other Assets (0.32)%		(49,958)
TOTAL NET ASSETS 100.00%		$15,829,816

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Schedule of Investments

May 31, 2011

	Shares	Value
COMMON STOCKS 7.13%
Real Estate 7.13%
Forestar Group, Inc. (a)	3,450	$62,894
Marriott International, Inc.	3,500	132,335
Starwood Hotels & Resorts Worldwide, Inc.	2,470	150,620
TOTAL COMMON STOCKS (Cost $331,869)		345,849

REAL ESTATE INVESTMENT TRUSTS 89.53%
Agree Realty Corp.	4,310	98,053
Alexandria Real Estate Equities, Inc.	550	45,397
Apartment Investment & Management Co.	7,320	195,664
Ashford Hospitality Trust, Inc.	9,550	136,279
Associated Estates Realty Corp.	2,930	49,400
AvalonBay Communities, Inc.	1,060	141,054
Cambden Property Trust	1,710	109,919
CapLease, Inc.	9,150	46,757
Cogdell Spencer, Inc.	27,440	164,640
Developers Diversified Realty Corp.	12,550	181,850
Digital Realty Trust, Inc.	2,350	146,570
Douglas Emmett, Inc.	6,840	143,982
DuPont Fabros Technology, Inc.	6,360	166,250
Equity Residential	3,260	201,565
Essex Property Trust, Inc.	1,130	155,499
First Industrial Realty Trust, Inc. (a)	11,630	146,305
General Growth Properties, Inc.	16,301	268,640
Glimcher Realty Trust	9,990	102,298
Hersha Hospitality Trust	22,100	133,042
Mack-Cali Realty Corp.	4,720	166,899
PS Business Parks, Inc.	1,050	60,365
Public Storage	2,060	243,780
Retail Opportunity Investments Corp.	8,960	98,202
Simon Property Group, Inc.	4,283	505,651
SL Green Realty Corp.	800	72,008
U-Store-It Trust	11,920	134,338
Ventas, Inc.	1,130	63,732
Vornado Realty Trust	3,725	366,465
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,532,202)		4,344,604

PURCHASED OPTIONS 0.78%
iShares Dow Jones US Real Estate Index Fund
Expiration: January, 2012, Exercise Price: $65.00	15	9,300
iShares Dow Jones US Real Estate Index Fund
Expiration: June, 2011, Exercise Price: $53.00	100	350

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Schedule of Investments (Continued)

May 31, 2011

	Shares	Value
PURCHASED OPTIONS 0.78% (Continued)
iShares Dow Jones US Real Estate Index Fund
Expiration: September, 2011, Exercise Price: $59.00	50	$8,350
iShares Dow Jones US Real Estate Index Fund
Expiration: September, 2011, Exercise Price: $60.00	50	8,800
iShares Dow Jones US Real Estate Index Fund
Expiration: September, 2011, Exercise Price: $61.00	50	10,850
TOTAL PURCHASED OPTIONS (Cost $70,489)		37,650

	Principal
	Amount
SHORT-TERM INVESTMENTS 4.01%
Money Market Fund 4.01%
Fidelity Institutional Money Market Portfolio	$194,445	194,445
TOTAL SHORT-TERM INVESTMENTS (Cost $194,445)		194,445

Total Investments (Cost $4,129,005) 101.45%		4,922,548
Liabilities in Excess of Other Assets (1.45)%		(70,508)
TOTAL NET ASSETS 100.00%		$4,852,040

Percentages are stated as a percent of net assets.

(a)Non-income producing security.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Schedule of Investments

May 31, 2011

	Shares	Value
COMMON STOCKS 79.17%
Australia 2.06%
Lend Lease Group	3,700	$35,425

Brazil 6.29%
Aliansce Shopping Centers SA	5,200	46,966
Cyrela Commercial Properties SA	500	4,291
Gafisa SA	5,800	31,982
PDG Realty SA Empreendimentos e Participacoes	4,000	24,795
		108,034
Canada 4.51%
Brookfield Office Properties, Inc.	2,100	41,075
Genesis Land Development Corp. (a)	4,200	19,074
Melcor Developments Ltd.	1,050	17,340
		77,489
China 5.13%
Renhe Commercial Holdings Co. Ltd.	172,000	30,762
Shimao Property Holdings Ltd.	17,000	22,667
Shui On Land Ltd	78,000	34,537
		87,966
Guernsey 1.74%
Raven Russia Ltd.	28,701	29,862

Hong Kong 21.20%
Cheung Kong Holdings Ltd.	5,000	78,309
China Resources Land Ltd.	10,000	17,990
Great Eagle Holdings Ltd.	15,373	53,901
Hang Lung Properties Ltd.	4,000	16,678
Henderson Land Development Co. Ltd.	4,000	27,172
Shun Tak Holdings Ltd.	68,000	45,941
Sun Hung Kai Properties Ltd.	7,000	109,092
Wharf Holdings Ltd.	2,000	14,733
		363,816
Japan 22.99%
Daito Trust Construction Co. Ltd.	1,000	82,790
Mitsubishi Estate Co. Ltd.	7,000	125,081
Mitsui Fudosan Co. Ltd.	6,000	101,272
Sumitomo Realty & Development Co. Ltd.	4,000	85,417
		394,560
Luxembourg 3.27%
GAGFAH SA	7,200	56,045

Norway 3.81%
Norwegian Property ASA	31,300	65,358

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Schedule of Investments (Continued)

May 31, 2011

	Shares	Value
COMMON STOCKS 79.17% (Continued)
Singapore 6.95%
CapitaLand Ltd.	21,000	$52,630
Singapore Land Ltd.	6,000	34,779
Wing Tai Holdings Ltd.	25,000	31,826
		119,235
United Kingdom 1.22%
Unite Group PLC (a)	5,900	20,968
TOTAL COMMON STOCKS (Cost $1,254,443)		1,358,758

REAL ESTATE INVESTMENT TRUSTS 17.81%
Australia 6.71%
Dexus Property Group	27,000	25,575
Investa Office Fund	40,000	27,163
Mirvac Group	11,600	15,816
Westfield Group	4,800	46,666
		115,220
France 4.15%
Unibail-Rodamco SE	315	71,249

United Kingdom 1.67%
British Land Co., PLC	2,900	28,596

Hong Kong 0.50%
Link REIT	2,500	8,506

Japan 1.33%
Japan Hotel And Resort, Inc.	10	22,884

Netherlands 1.10%
Eurocommercial Properties NV	360	18,942

Singapore 2.35%
CDL Hospitality Trusts	16,000	26,987
Parkway Life Real Estate Investment Trust	9,000	13,354
		40,341
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $247,362)		305,738

RIGHTS 1.28%
Australia 1.28%
Westfield Retail Trust	7,700	21,897

United States 0.00%
Brookfield Office Properties, Inc.	2,100	55
TOTAL RIGHTS (Cost $16,517)		21,952

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Schedule of Investments (Continued)

May 31, 2011

	Shares	Value
WARRANTS 0.00%
Hong Kong 0.00%
Henderson Land Development Co. Ltd.
Expiration: June, 2011, Exercise Price: $0.580	1,800	$2
TOTAL WARRANTS (Cost $0)		2

	Principal
	Amount
SHORT-TERM INVESTMENTS 4.74%
Money Market Fund 4.74%
Fidelity Institutional Money Market Portfolio	$81,399	81,399
TOTAL SHORT-TERM INVESTMENTS (Cost $81,399)		81,399

Total Investments (Cost $1,599,721) 103.00%		1,767,849
Liabilities in Excess of Other Assets (3.00)%		(51,472)
TOTAL NET ASSETS 100.00%		$1,716,377

Percentages are stated as a percent of net assets.

(a)Non-income producing security.

Abbreviations:
ASA – Allmennakskeselskap is a Norwegian term which signifies that the company is listed on the stock-exchange.
NV – Naamloze Vennootschap is the Dutch term for a public limited liability company.
PLC – Public Limited Company.
SA – Generally designates corporations in various countries, mostly those employing the civil law.
SE – Generally designates a European public company.
Ltd – Limited Liability Company.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA FUNDS

Statements of Assets and Liabilities

May 31, 2011

	Realty	U.S.	International
	Income Fund	Realty Fund	Realty Fund
Assets
Investments, at value (cost of $14,089,509,
$4,129,005 and $1,599,721, respectively)	$15,879,774	$4,922,548	$1,767,849
Receivable for investments sold	—	286,385	—
Receivable for Fund shares sold	9,741	1,000	—
Dividends and interest receivables	8,033	1,084	7,091
Receivable from Advisor	3,127	6,896	13,845
Other assets	2,788	8,565	8,552
Total Assets	15,903,463	5,226,478	1,797,337

Liabilities
Payable for investments purchased	—	303,183	—
Payable for Fund shares redeemed	3,337	6,078	—
Payable to affiliates	28,681	24,475	37,635
Accrued distribution fee	3,790	1,331	1,744
Accrued expenses and other liabilities	37,839	39,371	41,581
Total Liabilities	73,647	374,438	80,960
Net Assets	$15,829,816	$4,852,040	$1,716,377

Net assets consist of:
Paid-in capital	12,903,050	3,782,821	1,508,848
Accumulated net investment income	—	—	21,203
Accumulated net realized gain	1,136,501	275,676	17,976
Net unrealized appreciation on:
Investments	1,790,265	793,543	168,128
Foreign currency translation	—	—	222
Net assets	$15,829,816	$4,852,040	$1,716,377

Shares of beneficial interest
outstanding (unlimited shares
of $0.001 par value authorized)	1,395,477	248,909	101,112
Net asset value and
redemption price per share(1)	$11.34	$19.49	$16.98
Maximum offering price per share
(Net asset value per share
divided by 0.95)(2)(3)	$11.94	$20.52	$17.87

(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee for shares redeemed within 90 days of purchase.
(2)	Reflects a maximum sales charge of 5.00%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase, if purchased at net asset value of $1,000,000 or more.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA FUNDS

Statements of Operations

For the Year Ended May 31, 2011

	Realty	U.S.	International
	Income Fund	Realty Fund	Realty Fund
Investment Income:
Dividends*	$710,826	$55,268	$48,145
Interest	1,502	273	127
	712,328	55,541	48,272
Expenses:
Investment advisory fees	166,133	36,684	16,390
Distribution fees	41,533	9,171	4,097
Fund administration fees	38,184	36,709	46,485
Transfer agent fees and expenses	31,322	22,409	21,644
Audit and tax fees	27,667	27,683	29,280
Fund accounting fees	26,582	25,713	46,379
Federal and state registration fees	20,875	16,540	16,433
Legal fees	15,912	8,020	6,828
Custody fees	10,093	6,120	29,133
Chief Compliance Officer fees and expenses	9,195	9,053	9,038
Reports to shareholders	5,584	838	838
Trustees’ fees and related expenses	4,635	4,635	4,635
Other expenses	4,813	4,033	4,063
Total expenses before waiver	402,528	207,608	235,243
Less waivers and reimbursements
by Adviser (Note 4)	(156,652)	(136,922)	(203,034)
Net expenses	245,876	70,686	32,209

Net Investment Income (Loss)	466,452	(15,145)	16,063

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,143,304	486,543	117,542
Purchased options	—	(14,505)	—
Foreign currency translation	—	—	2,726
	2,143,304	472,038	120,268
Net change in unrealized
appreciation (depreciation) on:
Investments	858,063	592,626	265,822
Foreign currency translation	—	—	249
	858,063	592,626	266,071
Net gain on investments and
foreign currency translation	3,001,367	1,064,664	386,339
Net Increase in Net Assets
Resulting from Operations	$3,467,819	$1,049,519	$402,402

* Net of foreign taxes withheld	$—	$—	$2,418

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA REALTY INCOME FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
Operations:
Net investment income	$466,452	$328,996
Net realized gain on investments
and foreign currency translation	2,143,304	1,789,020
Net change in unrealized
appreciation on investments	858,063	786,213
Net increase in net assets resulting from operations	3,467,819	2,904,229

Dividends and distributions to shareholders:
Net investment income	(978,491)	(383,539)
Net realized gains	(2,048,235)	—
Total dividends and distributions	(3,026,726)	(383,539)

Fund share transactions:
Shares sold	12,576,304	5,251,775
Shares issued to holders in
reinvestment of dividends	2,639,311	276,163
Shares redeemed*	(9,691,230)	(2,000,843)
Net increase	5,524,385	3,527,095
Net increase in net assets	5,965,478	6,047,785

Net Assets:
Beginning of period	9,864,338	3,816,553
End of period**	$15,829,816	$9,864,338

* Net of redemption fees of	$1,917	$882
** Including undistributed net investment income of	$—	$—

Change in shares outstanding:
Shares sold	1,117,539	536,120
Shares issued to holders in
reinvestment of dividends	240,644	30,454
Shares redeemed	(877,774)	(213,747)
Net increase	480,409	352,827

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Statements of Changes in Net Assets (Continued)

	For the	For the
	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
Operations:
Net investment income (loss)	$(15,145)	$3,382
Net realized gain on investments
and foreign currency translation	472,038	244,116
Net change in unrealized
appreciation on investments	592,626	194,720
Net increase in net assets resulting from operations	1,049,519	442,218

Dividends and distributions to shareholders:
Net investment income	(6,933)	(4,538)
Net realized gains	(382,789)	(33,931)
Total dividends and distributions	(389,722)	(38,469)

Fund share transactions:
Shares sold	2,186,269	2,167,273
Shares issued to holders in
reinvestment of dividends	383,042	38,469
Shares redeemed*	(840,107)	(256,652)
Net increase	1,729,204	1,949,090
Net increase in net assets	2,389,001	2,352,839

Net Assets:
Beginning of period	2,463,039	110,200
End of period**	$4,852,040	$2,463,039

* Net of redemption fees of	$406	$207
** Including undistributed net investment income of	$—	$—

Change in shares outstanding:
Shares sold	126,411	151,802
Shares issued to holders in
reinvestment of dividends	23,089	2,703
Shares redeemed	(48,427)	(16,912)
Net increase	101,073	137,593

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Statements of Changes in Net Assets (Continued)

	For the	For the
	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
Operations:
Net investment income	$16,063	$16,709
Net realized gain on investments
and foreign currency translation	120,268	172,374
Net change in unrealized appreciation (depreciation)
Investment	265,822	(221,677)
Foreign currency translation	249	(59)
Net increase (decrease) in net assets
resulting from operations	402,402	(32,653)

Dividends and distributions to shareholders:
Net investment income	(53,420)	(71,774)
Net realized gains	(111,841)	(49,895)
Total dividends and distributions	(165,261)	(121,669)

Fund share transactions:
Shares sold	142,650	1,565,077
Shares issued to holders in
reinvestment of dividends	153,750	121,048
Shares redeemed*	(244,082)	(529,037)
Net increase	52,318	1,157,088
Net increase in net assets	289,459	1,002,766

Net Assets:
Beginning of period	1,426,918	424,152
End of period**	$1,716,377	$1,426,918

* Net of redemption fees of	$192	$1,931
** Including accumulated net investment
income (loss) of	$21,203	$(6,790)

Change in shares outstanding:
Shares sold	8,520	94,966
Shares issued to holders in
reinvestment of dividends	9,479	7,561
Shares redeemed	(15,013)	(31,955)
Net increase	2,986	70,572

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA REALTY INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	May 31, 2011	May 31, 2010	May 31, 2009(1)
Net asset value, beginning of period	$10.78	$6.79	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.32	0.48	0.41
Net realized and unrealized gain (loss)	2.05	4.10	(3.26)
Total from investment operations	2.37	4.58	(2.85)

Less distributions paid:
Dividends from net investment income	(0.64)	(0.59)	(0.36)
Distributions from net realized gains	(1.17)	—	—
Total distributions paid	(1.81)	(0.59)	(0.36)
Paid-in capital from
redemption fees(3) (Note 2)	0.00	0.00	0.00
Net asset value, end of period	$11.34	$10.78	$6.79

Total return(4)(6)	23.27%	69.50%	(27.15)%

Ratios/supplemental data
Net assets, end of period (000)	$15,830	$9,864	$3,817
Ratio of expenses to average net assets
before waiver and reimbursements(5)	2.42%	4.20%	19.67%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.48%	1.48%	1.48%
Ratio of net investment income (loss)
to average net assets before
waiver and reimbursements(5)	1.86%	2.42%	(10.00)%
Ratio of net investment income
to average net assets after
waiver and reimbursements(5)	2.81%	5.14%	8.19%
Portfolio turnover rate(4)	77.4%	116.2%	70.7%

(1)	The Fund commenced operations on July 30, 2008.
(2)	Per share net investment income has been calculated based on average shares outstanding during the period.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Based on net asset value, which does not reflect the sales charge.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	May 31, 2011	May 31, 2010	May 31, 2009(1)
Net asset value, beginning of period	$16.66	$10.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.07)	0.05	0.14
Net realized and unrealized gain	5.17	7.26	0.62
Total from investment operations	5.10	7.31	0.76

Less distributions paid:
Dividends from net investment income	(0.04)	(0.17)	—
Distributions from net realized gains	(2.23)	(1.24)	—
Total distributions paid	(2.27)	(1.41)	—
Paid-in capital from
redemption fees(3) (Note 2)	0.00	0.00	0.00
Net asset value, end of period	$19.49	$16.66	$10.76

Total return(4)(6)	33.01%	70.16%	7.60%

Ratios/supplemental data
Net assets, end of period (000)	$4,852	$2,463	$110
Ratio of expenses to average net assets
before waiver and reimbursements(5)	5.66%	17.23%	214.80%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.93%	2.00%	2.00%
Ratio of net investment income (loss)
to average net assets before
waiver and reimbursements(5)	(4.15)%	(14.91)%	(209.28)%
Ratio of net investment income (loss)
to average net assets after
waiver and reimbursements(5)	(0.41)%	0.32%	3.52%
Portfolio turnover rate(4)	91.2%	138.2%	36.5%

(1)	The Fund commenced operations on December 31, 2008.
(2)	Per share net investment income has been calculated based on average shares outstanding during the period.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Based on net asset value, which does not reflect the sales charge.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	May 31, 2011	May 31, 2010	May 31, 2009(1)
Net asset value, beginning of period	$14.54	$15.39	$10.00

Income from investment operations:
Net investment income(2)	0.16	0.28	0.10
Net realized and unrealized gain	3.99	1.40	5.29
Total from investment operations	4.15	1.68	5.39

Less distributions paid:
Dividends from net investment income	(0.55)	(1.51)	—
Distributions from net realized gains	(1.16)	(1.05)	—
Total distributions paid	(1.71)	(2.56)	—
Paid-in capital from
redemption fees (Note 2)	0.00 (3)	0.03	—
Net asset value, end of period	$16.98	$14.54	$15.39

Total return(4)(6)	29.13%	9.65%	53.90%

Ratios/supplemental data
Net assets, end of period (000)	$1,716	$1,427	$424
Ratio of expenses to average net assets
before waiver and reimbursements(5)	14.35%	25.27%	116.23%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.96%	2.00%	2.00%
Ratio of net investment loss
to average net assets before
waiver and reimbursements(5)	(11.41)%	(21.56)%	(112.33)%
Ratio of net investment income
to average net assets after
waiver and reimbursements(5)	0.98%	1.71%	1.90%
Portfolio turnover rate(4)	53.9%	81.4%	5.1%

(1)	The Fund commenced operations on December 31, 2008.
(2)	Per share net investment income has been calculated based on average shares outstanding during the period.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Based on net asset value, which does not reflect the sales charge.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements
May 31, 2011

(1) Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Grubb & Ellis AGA Funds (the “Funds”) represent distinct series with their own investment objectives and policies within the Trust. The primary investment objective of the Realty Income Fund is current income through investment in real estate securities, with long-term capital appreciation as a secondary objective. The primary investment objectives of the U.S. Realty and International Realty Funds are total return through long-term capital appreciation with current income including interest and dividends from portfolio securities as a secondary objective. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds commenced operations on December 31, 2008 except Grubb & Ellis Realty Income Fund, which commenced operations on July 30, 2008. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Grubb & Ellis Alesco Global Advisors, LLC (the “Adviser”).

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2011

Foreign securities are valued at the last current sale price on the principal exchange.  As a result, it is possible that the value of foreign securities may be materially affected by events occurring before the Funds’ pricing time (close of the New York Stock Exchange (the “NYSE”)) but after the close of the primary market or exchange on which the security is traded.  Securities for which market quotations have been materially affected by events occurring before the close of NYSE but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Trust’s Board of Trustees.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds’ securities are accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2011

The following is a summary of the inputs used in valuing the Funds’ investments carried at fair value as of May 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Grubb & Ellis AGA Realty Income Fund
Assets:
Preferred Stocks	$8,819,332	$—	$—	$8,819,332
Real Estate
Investment Trusts	6,542,121	—	—	6,542,121
Short-Term Investments	518,321	—	—	518,321
Total Assets	$15,879,774	$—	$—	$15,879,774

Grubb & Ellis AGA U.S. Realty Fund
Assets:
Common Stock	$345,849	$—	$—	$345,849
Purchased Options	37,650	—	—	37,650
Real Estate
Investment Trusts	4,344,604	—	—	4,344,604
Short-Term Investments	194,445	—	—	194,445
Total	$4,922,548	$—	$—	$4,922,548

Grubb & Ellis AGA International Realty Fund
Investments in:
Common Stock	$271,430	$1,087,328	$—	$1,358,758
Warrants	2	—	—	2
Real Estate
Investment Trusts	—	305,738	—	305,738
Rights	55	21,897	—	21,952
Short-Term Investments	81,399	—	—	81,399
Total	$352,884	$1,414,965	$—	$1,767,849

The securities listed as level two within the above table are international securities that in accordance with the Funds’ policy were fair valued in order to reflect events after the close of foreign markets, but prior to the time the Fund’s NAV was calculated.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2011

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of May 31, 2010	$465
Purchases	—
Sales	—
Realized gain	—
Change in unrealized appreciation	(463)
Transfer	(2)
Balance as of May 31, 2011	$—

During the year ended May 31, 2011, there was one transfer between levels for the Funds.  The Henderson Land Development Co. Ltd. has been transferred from Level 3 to Level 1 because it is now priced by Interactive Data Corp. (“IDC”).  The Realty Income and International Realty Funds did not hold financial derivative instruments during the periods presented.

Disclosures about Derivative Instruments and Hedging Activities

Grubb & Ellis AGA U.S. Realty Fund

The fair value of derivative instruments as reported within this Schedule of Investments as of May 31, 2011 was as follows:

Derivatives not accounted
for as hedging instruments	Value
Purchased Options	$37,650
Total	$37,650

The Effect of Derivative Instruments on income for the period June 1, 2010 through May 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Period June 1,
Derivatives not accounted	2010 through
for as hedging instruments	May 31, 2011
Purchased Options	$(14,505)
Total	$(14,505)

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Period June 1,
Derivatives not accounted	2010 through
for as hedging instruments	May 31, 2011
Purchased Options	$(32,839)
Total	$(32,839)

Grubb & Ellis AGA International Realty Fund

The fair value of derivative instruments as reported within this Schedule of Investments as of May 31, 2011 was as follows:

Derivatives not accounted
for as hedging instruments	Value
Rights	$21,952
Warrants	2
Total	$21,954

The Effect of Derivative Instruments on income for the period June 1, 2010 through May 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Period June 1,
Derivatives not accounted for	2010 through
as hedging instruments	May 31, 2011
Rights	$(319)
Warrants	—
Total	$(319)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Period June 1,
Derivatives not accounted for	2010 through
as hedging instruments	May 31, 2011
Rights	$5,435
Warrants	(463)
Total	$4,972

(b)Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2011

The International Realty Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments form those resulting in market prices of securities held.  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from federal income taxes. Therefore, no federal income tax provision has been provided.

(d)Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2011

(f)Share Valuation

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 1.00% redemption fee on shares held less than ninety days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation. During the periods presented in this report, the Funds retained the following fees:

	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
Grubb & Ellis AGA Realty Income Fund	$1,917	$882
Grubb & Ellis AGA U.S. Realty Fund	$406	$207
Grubb & Ellis AGA International Realty Fund	$192	$1,931

(g)Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

(h)Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions based on the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

	Ordinary	Long-term	Distribution
	Income	Capital Gain	in Excess
Realty Income Fund
Year ended May 31, 2010	$383,539	$—	$—
Year ended May 31, 2011	$2,511,712	$515,014	$—

U.S. Realty Fund
Year ended May 31, 2010	$36,907	$1,562	$—
Year ended May 31, 2011	$382,051	$7,671	$—

International Realty Fund
Year ended May 31, 2010	$121,669	$—	$—
Year ended May 31, 2011	$153,972	$11,289	$—

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2011

As of May 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	Realty	U.S. Realty	International
	Income Fund	Fund	Realty Fund
Cost basis of investments for
federal income tax purposes	$14,089,509	$4,133,955	$1,651,509
Gross tax unrealized appreciation	$1,878,704	$836,468	$158,803
Gross tax unrealized depreciation	(88,439)	(47,875)	(42,463)
Net tax unrealized
appreciation (depreciation)	$1,790,265	$788,593	$116,340
Undistributed ordinary income	$273,614	$214,605	$72,991
Undistributed long-term capital gain	862,887	66,021	17,976
Total distributable earnings	$1,136,501	$280,626	$90,967
Other accumulated gain/(loss)	—	—	222
Total accumulated earnings/(loss)	$2,926,766	$1,069,219	$207,529

The difference between book-basis and tax-basis cost of investments is attributable primarily to the tax deferral losses on wash sales and passive foreign investment company mark-to-market adjustments.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Realty	U.S. Realty	International
	Income Fund	Fund	Realty Fund
Undistributed Net
Investment Income (Loss)	$393,901	$9,601	$65,350
Accumulated Net Realized Gain (Loss)	$(441,763)	$(11,873)	$(65,294)
Paid-in Capital	$47,862	$2,272	$(56)

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of May 31, 2011. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2011. At May 31, 2011, the fiscal years 2008 through 2011 remain open to examination in the Funds’ major tax jurisdictions.

(4)  Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through September 28, 2011 at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2011

Funds’ operating expenses (exclusive of interest and tax expenses, brokerage commissions, extraordinary and non-recurring expenses and acquired fund fees do not exceed 1.48%, 1.90% and 1.95% through September 28, 2011 thereafter for the Realty Income Fund, U.S. Realty Fund and International Realty Fund (the “Expense Limitation Caps”) of the Funds’ average daily net assets, respectively. For the year ended May 31, 2011, expenses of $156,652, $136,922 and $203,034 incurred by the Funds were waived or reimbursed by the Adviser for the Realty Income Fund, U.S. Realty Fund and International Realty Fund, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Realty	U.S. Realty	International
	Income Fund	Fund	Realty Fund
May 31, 2012	$144,669	$84,039	$99,585
May 31, 2013	$174,038	$160,759	$227,554
May 31, 2014	$156,652	$136,922	$203,034

(5)  Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund Shares.

During the year ended May 31, 2011, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

Realty Income Fund	$41,533
U.S. Realty Fund	9,171
International Realty Fund	4,097

(6)  Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds.  This same Trustee is an interested person of the Distributor.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended May 31, 2011, the Funds were allocated $9,195, $9,053 and $9,038 of the Trust’s Chief Compliance Officer fee for the Realty Income, U.S. Realty and International Realty Funds, respectively.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2011

(7)  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended May 31, 2011 are summarized below.  There were no purchases or sales of U.S. Government securities for the Funds.

	Realty	U.S.	International
	Income Fund	Realty Fund	Realty Fund
Purchases	$15,362,344	$4,538,785	$862,715
Sales	$12,054,204	$3,278,975	$971,866

(8)  New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the May 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the May 31, 2012 taxable year.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2011

(9)  New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

(10)Subsequent Event

At a meeting held on June 20, 2011, the Board of Trustees of the Trust for Professional Managers, approved an Agreement and Plan of Reorganization (the “Plans of Reorganization”) relating to each Fund.  The Plans of Reorganization provides for the reorganization of the Funds into corresponding new series (each a “New Fund”) of Lazard Funds, Inc., an open-end registered investment management company.  A notice of a special meeting of shareholders and a proxy statement seeking shareholder approval for the Plans of Reorganization will be sent to shareholders in the near future.  If the Plan of Reorganization is approved at the special meeting of shareholders, shareholders of a Fund, upon the closing of the Reorganization, will receive shares of the corresponding New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of a shareholder’s account in a Fund at the time of Reorganization.  The Reorganization is expected to be tax-free to the Fund’s and their shareholders.

GRUBB & ELLIS AGA FUNDS
Report of Independent Registered Public Accounting Firm

To the Shareholders of Grubb & Ellis AGA Realty Income Fund,
Grubb & Ellis AGA U.S. Realty Fund,
Grubb & Ellis AGA International Realty Fund,
and the Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA U.S. Realty Fund, and Grubb & Ellis AGA International Realty Fund, (collectively the “Funds”), three of the diversified series constituting Trust for Professional Managers, as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
July 27, 2011

GRUBB & ELLIS AGA FUNDS
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

GRUBB & ELLIS AGA FUNDS
Additional Information
(Unaudited)

Tax Information

The Funds designate the following percentages of ordinary dividends declared during the fiscal year ended May 31, 2011 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Realty Income Fund	7.30%
U.S. Realty Fund	0.20%
International Realty Fund	0.00%

The Funds designate the following percentages of ordinary dividends declared from net investment income during the fiscal year ended May 31, 2011, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

Realty Income Fund	7.58%
U.S. Realty Fund	0.52%
International Realty Fund	20.22%

For the year ended May 31, 2011, the following percentages of taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c):

Realty Income Fund	80.55%
U.S. Realty Fund	98.19%
International Realty Fund	64.35%

Indemnifications

Under the Funds’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-40-GRUBB (877-404-7822).

GRUBB & ELLIS AGA FUNDS
Additional Information (Continued)
(Unaudited)

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and	28	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 56		2001	Marquette		(an open-end
			University		investment
			(2004–present);		company with
			Associate Professor		two portfolios).
of Accounting,
Marquette University
(1996–2004).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	28	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 54		2001	(1986–present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios).
(1990–1999).

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	28	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”)		Multi-Asset
Age: 67		2009	and Chief		Endowment
			Compliance Officer		Fund complex
			(“CCO”), Granite		(three closed-
			Capital International		end investment
			Group, L.P. (an		companies);
			investment		Independent
			management firm)		Trustee, Gottex
			(1994–present);		Multi-Alternatives
			Vice President,		Fund complex
			Secretary, Treasurer		(three closed-
			and CCO of Granum		end investment
			Series Trust		companies).
(an open-end
investment company)
(1997–2007);
President, CAO and
CCO, Granum
Securities, LLC
(a broker-dealer)
(1997–2007).

GRUBB & ELLIS AGA FUNDS
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	28	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 49	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 53	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	Sept. 10,	Services Group
		2008	(2000–2004).
(Treasurer)

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President, U.S.
Milwaukee, WI 53202	Chief	January 26,	Bancorp Fund
Age: 63	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and	N/A	N/A
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S. Bancorp
Age: 31		2005	Fund Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		January 10,	Bancorp Fund
Age: 37		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

(This Page Intentionally Left Blank.)

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 877-40-GRUBB (877-404-7822). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-40-GRUBB (877-404-7822), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year as of quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

GRUBB & ELLIS AGA FUNDS

Investment Adviser	Grubb & Ellis Alesco Global Advisors, LLC
400 El Camino Real
Suite 1250
San Mateo, California 94402

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/11	FYE 5/31/10
Audit Fees	$70,000	$68,000
Audit-Related Fees	$0	$0
Tax Fees	$14,640	$14,220
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/11	FYE 5/31/10
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/11	FYE 5/31/10
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           Trust for Professional Managers

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date      July 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date      July 29, 2011

By (Signature and Title)        /s/ John Buckel
 John Buckel, Treasurer

Date      July 29, 2011